ICA
THE INVESTMENT COMPANY OF AMERICA

Quarterly Report
For the nine months ended September 30, 1997

[cover: sketch of hillside, lighthouse, seagull, tennis shoes, telescope,glasses, book, pen, and blanket]

[THE AMERICAN FUNDS GROUP (R)]



FELLOW SHAREHOLDERS:

For many years we have mailed third-quarter reports along with year-end dividend confirmation notices. Please note that such confirmations have been replaced with our quarterly consolidated statements, the next of which will be mailed in early January and will include information on year-end dividends.
As usual, the fund will make a capital gain distribution in December. We anticipate that it will fall between $2.55 and $2.65 per share.


PORTFOLIO SUMMARY - SEPTEMBER 30, 1997
INVESTMENT MIX                                         Percent of
                                                       Net Assets

Equities                                                   86.18%
U.S. Treasury Bonds & Notes                                 2.77
Cash & Equivalents                                         11.05


FIVE LARGEST INDUSTRY HOLDINGS      Number of          Percent of
IN EQUITIES                         Companies          Net Assets

Banking                                    22              10.07%
Energy Sources                             18               8.10
Health & Personal Care                     15               7.04
Telecommunications                         11               5.88
Financial Services                          4               5.03


TEN LARGEST STOCKS                                     Percent of
                                                       Net Assets

Philip Morris                                               3.12%
Fannie Mae (formerly Federal National Mortgage)             2.72
Royal Dutch Petroleum                                       1.75
Time Warner                                                 1.71
BankAmerica                                                 1.50
Pfizer                                                      1.47
DuPont                                                      1.47
Warner-Lambert                                              1.38
Schlumberger                                                1.37
Caterpillar                                                 1.34

ICA's complete portfolio will appear in the fund's annual report scheduled to be mailed to you in late February 1998. We look forward to reporting to you again at that time.

Sincerely,

[/s/ William C. Newton]
William C. Newton
President

November 14, 1997


ICA(SM)

The Investment Company of America (R) seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The Investment Company of America is one of the 28 mutual funds in The American Funds Group (R), managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

For information about your account or any of the fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180, or visit www.americanfunds.com on the World Wide Web.

This report is for the information of shareholders of The Investment Company of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Printed on recycled paper
Litho in USA  KBD/INS/3640
Lit No. ICA-012-1197